UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2025

PORTILLO'S INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40951	87-1104304
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Spring Road, Suite 400, Oak Brook, Illinois 60523
(Address of principal executive offices)
(630) 954-3773
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	PTLO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2025, the Board of Directors (the “Board”) of Portillo’s Inc. (the “Company”) elected Jack Hartung to serve on the Board, effective immediately. Mr. Hartung also has been appointed to the Audit Committee of the Board.

The Board determined that Mr. Hartung is an independent director within the meaning of the Nasdaq listing standards. There are no arrangements or understandings between Mr. Hartung and any other persons pursuant to which he was elected as a director. There are no transactions and no proposed transactions between Mr. Hartung and the Company that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company will enter into its standard form of indemnification agreement with Mr. Hartung, a copy of which is filed as Exhibit 10.12 to the Company’s Annual Report on Form 10-K, filed with the SEC on February 27, 2024. Mr. Hartung will also participate in the compensation arrangements established by the Company for non-employee directors.

Item 7.01. Regulation FD Disclosure.

On January 10, 2025, the Company issued a press release announcing the appointment of Mr. Hartung to the Board, which release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Portillo's Inc.
(Registrant)

Date: January 10, 2025	By:	/s/ Michelle Hook
Michelle Hook
Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)